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                                                                    EXHIBIT 1.02


                     CRESCENT REAL ESTATE EQUITIES COMPANY
                     (a Texas real estate investment trust)

                      COMMON SHARES OF BENEFICIAL INTEREST
                           (Par Value $.01 Per Share)

                              U.S. TERMS AGREEMENT

                                                          Dated:  April 22, 1997

To:      CRESCENT REAL ESTATE EQUITIES COMPANY
         777 Main Street
         Fort Worth, Texas  76102

Attention:

Ladies and Gentlemen:

                 We (the "Representatives") understand that Crescent Real Estate Equities Company (the "Company") proposes to issue and sell its Common Shares of Beneficial Interest, $.01 par value per share (the "Common Shares") (such Common Shares being hereinafter referred to as the "U.S. Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the U.S. Underwriters named below (the "U.S. Underwriters") offer to purchase, severally and not jointly, the respective numbers of Initial U.S. Securities (as defined in the U.S. Purchase Agreement referred to below) set forth below opposite their respective names, and a proportionate share of U.S. Option Securities (as defined in the U.S. Purchase Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.
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
--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES OF INITIAL
           UNDERWRITER                              U.S. UNDERWRITTEN SECURITIES
--------------------------------------------------------------------------------
 Merrill Lynch , Pierce, Fenner & Smith
                   Incorporated                                2,033,335
--------------------------------------------------------------------------------
 Bear, Stearns & Co. Inc.                                      2,033,333
--------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette Securities
     Corporation                                               2,033,333
--------------------------------------------------------------------------------
 Morgan Stanley & Co. Incorporated                             2,033,333
--------------------------------------------------------------------------------
 PaineWebber Incorporated                                      2,033,333
--------------------------------------------------------------------------------
 Smith Barney Inc.                                             2,033,333
--------------------------------------------------------------------------------
 Alex. Brown & Sons Incorporated                                 200,000
--------------------------------------------------------------------------------
 BT Securities Corporation                                       200,000
--------------------------------------------------------------------------------
 Credit Suisse First Boston Corporation                          200,000
--------------------------------------------------------------------------------
 Dillon, Read & Co. Inc.                                         200,000
--------------------------------------------------------------------------------
 A.G. Edwards & Sons, Inc.                                       200,000
--------------------------------------------------------------------------------
 Furman Selz LLC                                                 200,000
--------------------------------------------------------------------------------
 Goldman, Sachs & Co.                                            200,000
--------------------------------------------------------------------------------
 Lazard Freres & Co. LLC                                         200,000
--------------------------------------------------------------------------------
 Lehman Brothers Inc.                                            200,000
--------------------------------------------------------------------------------
 Prudential Securities Incorporated                              200,000
--------------------------------------------------------------------------------
 Salomon Brothers Inc                                            200,000
--------------------------------------------------------------------------------
 UBS Securities LLC                                              200,000
--------------------------------------------------------------------------------
 Sanford C. Bernstein & Co., Inc.                                100,000
--------------------------------------------------------------------------------
 EVEREN Securities, Inc.                                         100,000
--------------------------------------------------------------------------------
 Fahnestock & Co. Inc.                                           100,000
--------------------------------------------------------------------------------
 Friedman, Billings, Ramsey & Co., Inc.                          100,000
--------------------------------------------------------------------------------
 Genesis Merchant Group Securities                               100,000
--------------------------------------------------------------------------------
 Hampshire Securities Corporation                                100,000
--------------------------------------------------------------------------------
 Hanifen, Imhoff Inc.                                            100,000
--------------------------------------------------------------------------------
 Harris Webb & Garrison, Inc.                                    100,000
--------------------------------------------------------------------------------
 Janney Montgomery Scott Inc.                                    100,000
--------------------------------------------------------------------------------
 Edward D. Jones & Co., L.P.                                     100,000
--------------------------------------------------------------------------------
 Legg Mason Wood Walker, Incorporated                            100,000
--------------------------------------------------------------------------------
 McDonald & Company Securities, Inc.                             100,000
--------------------------------------------------------------------------------
 Principal Financial Securities, Inc.                            100,000
--------------------------------------------------------------------------------
 Rauscher Pierce Refsnes, Inc.                                   100,000
--------------------------------------------------------------------------------
 Raymond James & Associates, Inc.                                100,000
--------------------------------------------------------------------------------
 Roney & Co., LLC                                                100,000
--------------------------------------------------------------------------------
 Sands Brothers & Co., Ltd.                                      100,000
--------------------------------------------------------------------------------
 Southwest Securities, Inc.                                      100,000
--------------------------------------------------------------------------------
 Stifel, Nicolaus & Company, Incorporated                        100,000
--------------------------------------------------------------------------------
 Sutro & Co. Incorporated                                        100,000
--------------------------------------------------------------------------------
 Tucker Anthony Incorporated                                     100,000
--------------------------------------------------------------------------------
 Wheat, First Securities, Inc.                                   100,000
                                                              ----------
--------------------------------------------------------------------------------
          Total                                               16,800,000 Shares
                                                              ==========
--------------------------------------------------------------------------------

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        The U.S. Underwritten Securities shall have the following terms:

Title of Securities: Common Shares of Beneficial Interest, par value $.01 per share
Number of Shares:  16,800,000
Public offering price per share:  $25.375
Purchase price per share:  $24.165
Number of U.S. Option Securities, if any, that may be purchased by the U.S.
Underwriters:  2,520,000
Delayed Delivery Contracts:  not authorized

Additional co-managers, if any:            Bear, Stearns & Co. Inc., Donaldson,
                                           Lufkin & Jenrette Securities
                                           Corporation, Morgan Stanley & Co.
                                           Incorporated, PaineWebber
                                           Incorporated and Smith Barney Inc.

Closing date and location:          April 28, 1997, Hogan & Hartson L.L.P.,
                                    Columbia Square, 555 Thirteenth Street,
                                    N.W., Washington, D.C.  20004-1109

                 All the provisions contained in the document attached as Annex A hereto entitled "Crescent Real Estate Equities Company--Preferred Shares of Beneficial Interest, Common Shares of Beneficial Interest, and Common Share Warrants--U.S. Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this U.S. Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.
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Please accept this offer no later than ten o'clock P.M. (New York City time) on
April 22, 1997 by signing a copy of this U.S. Terms Agreement in the space set forth below and returning the signed copy to us.

                                           Very truly yours
                                           MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                       INCORPORATED


                                           By: /s/ MICHAEL F. PROFENIUS
                                              ----------------------------------
                                                Michael F. Profenius
                                                Managing Director

                                           Acting on behalf of itself and the
                                           other named U.S. Underwriters.


Accepted:

By:   CRESCENT REAL ESTATE EQUITIES COMPANY


      By: /s/ GERALD W. HADDOCK
         ------------------------------------
         Name: Gerald W. Haddock
         Title: President and Chief Executive
                Officer

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